SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 23, 2013

                               PROMAP CORPORATION
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                 (Name of Small Business Issuer in its charter)

             Colorado                                         20-8096131
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    (State of incorporation)     (Commission File No.)      (IRS Employer
                                                          Identification No.)

                         7750 N. Union Blvd., Suite 210
                           Colorado Springs, CO 80920
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (719) 590-1414


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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On September 23, 2013 Christopher Taylor was appointed as the Company's Chief Financial and Accounting Officer.

     Information concerning Mr. Taylor is shown below.

     Mr. Taylor (age 59) is a Certified Public Accountant and has operated his own public accounting practice since July of 2001. Since 2010 Mr. Taylor has provided accounting services to approximately 50 marijuana dispensary clients in Colorado and Washington. Mr. Taylor plans to sell his practice at the end of 2013 at which time he will devote 100% of his time to the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 23, 2013               PROMAP CORPORATION


                                     By:/s/ Robert Frichtel
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                                        Robert Frichtel, Chief Executive Officer